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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 31, 1994

                             THE ACTAVA GROUP INC.
             (Exact name of registrant as specified in its charter)

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           DELAWARE                         1-5706                        58-0971455
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
 (State or other jurisdiction
               of                  (Commission File Number)            (I.R.S. Employer
incorporation or organization)                                       Identification No.)
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              4900 GEORGIA-PACIFIC CENTER, ATLANTA, GEORGIA 30303
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 404/658-9000

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ITEM 5.  OTHER EVENTS

     The Actava Group Inc. (the "Company") believes that historical financial statements which have been restated to report Qualex Inc. as a discontinued operation would be helpful in allowing investors to evaluate the Company's current financial statements. Therefore, the Company has restated its historical consolidated statements of operations and cash flows to reflect Qualex as a discontinued operation and such restated financial statements are included in the following:

     - Audited Consolidated Balance Sheets of the Company and subsidiaries as of December 31, 1993 and 1992, and the related Consolidated Statements of Operations, Stockholders' Equity, and Cash Flows for each of the three years in the period ended December 31, 1993.

     - Unaudited Balance Sheets as of March 31, 1994 and December 31, 1993 of the Company and subsidiaries and Statements of Operations and Cash Flows for the three months ended March 31, 1994 and 1993.
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ITEM 7.  EXHIBITS

(c) EXHIBITS

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         EXHIBIT NO.                                    DESCRIPTION
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
     99(a)....................  Audited Consolidated Financial Statements for The Actava
                                Group Inc. as of December 31, 1993 and 1992 and for each of the three years in the period ended December 31, 1993
     99(b)....................  Unaudited Consolidated Financial Statements for The Actava
                                Group Inc. for the quarters ended March 31, 1994 and 1993
     23.......................  Consent of Ernst & Young LLP
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  THE ACTAVA GROUP INC.
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                                                        Registrant

                                          /s/  FREDERICK B. BEILSTEIN, III
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                                               Frederick B. Beilstein, III
                                             Senior Vice President and Chief
                                                    Financial Officer

Dated: October 31, 1994
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                                 EXHIBIT INDEX

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
         EXHIBIT NO.                                    DESCRIPTION
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
     99(a)....................  Audited Consolidated Financial Statements for The Actava
                                Group Inc. as of December 31, 1993 and 1992 and for each of the three years in the period ended December 31, 1993
     99(b)....................  Unaudited Consolidated Financial Statements for The Actava
                                Group Inc. for the quarters ended March 31, 1994 and 1993
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